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                                                                    Exhibit 10.5


                               VIRTUSA CORPORATION

                       2005 STOCK APPRECIATION RIGHTS PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Virtusa Corporation 2005 Stock Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, and other key persons (including consultants) of Virtusa Corporation (the "Company") and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to receive incentives directly tied to the success of the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Affiliate" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

     "Bankruptcy" shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Holder or any Permitted Transferee, or (ii) the Holder or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Holder's or such Permitted Transferee's assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Grantee or any Permitted Transferee being subject to a transfer of the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

     "Board" means the Board of Directors of the Company or its successor entity.

     "Cause" means (i) any material breach by the Grantee of any agreement to which the Grantee and the Company are parties, including breach of covenants not to compete and covenants relating to the protection of confidential information and proprietary rights of the Company, which breach is not cured pursuant to the terms of such agreements, (ii) any act (other than retirement) or omission to act by the Grantee which would reasonably be likely to have a

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material adverse effect on the business of the Company or its Subsidiaries, or its business relations or prospectus with any customer or prospect, or on the Grantee's ability to perform services for the Company, as the case may be, (iii) the Grantee's commission (including any pleas of guilty or nolo contendre) of any crime (other than ordinary traffic violations) which impairs the Grantee's ability to perform his or her duties, (iv) any material misconduct or willful and deliberate non-performance of duties by the Grantee in connection with the business or affairs of the Company or its Subsidiaries, (v) the Grantee's theft, dishonesty or malfeasance in connection with the Company's business, documents or records, or (vi) the Grantee's improper use or disclosure of the Company's confidential or proprietary information. For purposes of the definition of "Cause" set forth herein, all references to the Company shall be deemed to include the Company's parent or any Subsidiary.

     "Code" means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth at the end of this Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee.

     "Grantee" means the recipient of a Stock Appreciation Right hereunder.

     "Holder" shall have the meaning given such term in Section 6(a) hereof.

     "IPO" shall mean the closing of the Company's initial public offering pursuant to an effective registration statement under the Securities Act.

     "Permitted Transferees" shall mean any of the following to whom the Holder may transfer Issued Shares hereunder (as set forth in Section 6(a)(i)): the Holder's spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Holder is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms. Upon the death of the Holder (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Holder's (or such deceased Permitted Transferee's) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

     "Person" shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.



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     "Sale Event" means (i) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Parent or Subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned Subsidiary) in a single transaction or series of related transactions, or (iii) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50% of all of the Common Stock of the Company to an unrelated person or entity as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction.

     "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Stock" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" or "SAR" means an award granted under the Plan pursuant to Section 5 hereof.

     "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.


SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND
           DETERMINE TERMS OF STOCK APPRECIATION RIGHTS


     (a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised, except as contemplated by Section 2(c), of not less than two Directors. All references herein to the Committee shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

     (b) Powers of Committee. The Committee shall have the power and authority to grant SARs consistent with the terms of the Plan, including the power and authority:

          (i) to select the individuals to whom SARs may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of SARs granted to any one or more Grantees;


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          (iii) to determine the number of shares of Stock to be covered by any
SAR and, subject to the provisions of Section 5 below, the exercise price and other terms relating thereto;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any SAR, which terms and conditions may differ among individual SARs and Grantees, and to approve the form of written instruments evidencing the SARs;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any SAR;

          (vi) to impose any limitations on SARs granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations; and

          (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any SAR (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan Grantees.

     (c) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.


SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION


     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any SARs that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.



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     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, holding company formation, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding SARs under the Plan, and (iii) the exercise price for each share subject to any then outstanding SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of SARs) as to which such SARs remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

     The Committee may also adjust the number of shares subject to outstanding SARs and the exercise price and the terms of outstanding SARs to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     (c) Mergers and Other Transactions. Upon the effectiveness of a Sale Event, except with respect to any other specific SARs as the Committee otherwise expressly determines at the time of grant as being eligible for acceleration hereunder, (i) with respect only to SARs granted on or before August 4, 2005 ("Eligible SARs"), twenty five percent (25%) of the total number of shares subject to outstanding Eligible SARs not otherwise accelerated or vested under the terms of the original grant shall, 10 days prior to the anticipated effective date of the Sale Event as determined by the Committee, subject to and conditioned upon the effectiveness of the Sale Event, become vested subject to the exercise provisions in the applicable SAR Agreement of the SAR holder thereof; (ii) all shares subject to outstanding Eligible SARs not otherwise accelerated and vested under the terms of the original grant, to the extent not assumed by the acquiring entity or replaced by comparable SARs of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive)(an "Assumption") shall, subject to and conditioned upon the effectiveness of the Sale Event, become vested in full 10 days prior to the anticipated effective date of the Sale Event as determined by the Committee subject to the exercise provisions in the applicable SAR Agreement of the SAR holder thereof, ; and (iii) unless there is an Assumption with respect to all issued and outstanding SARs, the Plan and all outstanding SARs shall terminate upon the effectiveness of the Sale Event subject to the terms herein. In the event that SARs are terminated pursuant to clause (iii) of the immediately prior sentence, each holder shall be permitted to exercise for a period of at least 10 days prior to the anticipated effective date of such Sale Event all outstanding SARs held by such holder which are then vested (and with respect to Eligible SARs only, after giving effect to the acceleration of vesting


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provided for in connection with the Sale Event); provided, however: (a) the exercise of the portion of such SARs that became vested in connection with the Sale Event shall be subject to and conditioned upon the effectiveness of the Sale Event, and (b) the holder may, but will not be required to, condition the exercise of any portion of a SAR not described in clause (a) above upon the effectiveness of the Sale Event.

     Notwithstanding anything to the contrary in this Section 3(c) or any applicable SAR Agreement of a SAR holder (including any provisions governing exercise of a SAR), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the obligation to make or provide for a cash payment to the Grantees holding SARs in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding SARs (to the extent then vested at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding SARs.

     (d) Substitute Stock Appreciation Rights. The Committee may grant SARs under the Plan in substitution for stock appreciation rights or other awards held by employees, directors or other key persons of another corporation in connection with a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute SARs be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute SARs granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY


     Grantees under the Plan will be such full or part-time officers and other employees, directors and key persons (including consultants) of the Company's foreign Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5. STOCK APPRECIATION RIGHTS


     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an award entitling the recipient to receive shares of Stock or an equivalent cash payment (in local currency) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the SAR multiplied by the number of shares of Stock with respect to which the SAR shall have been exercised. Notwithstanding the foregoing, subject to Section 9 hereof, SARs exercised before the IPO, shall be settled only in cash (in local currency of the recipient at the then current U.S. dollar exchange rate determined by the Company), and SARs exercised on or after the IPO shall be settled only in shares of Stock (subject to the fractional share provisions in Section 4(b) of the applicable SAR Agreement of a SAR holder thereof).



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         (b) Terms and Conditions of Stock Appreciation Rights. SARs shall be subject to such terms and conditions as shall be determined from time to time by the Committee including the timing and extent to which an SAR may become exercisable, whether an SAR may be settled for cash or shares of Stock and the time after termination of employment during which an SAR may be exercised. Without limiting the foregoing, the payment of any cash settlement of a SAR may be delayed without interest for up to 180 days if the Committee determines in good faith that such a delay is in the best interest of the Company given its then current cash flow position. In addition, no SAR shall have a term of more than ten (10) years from the date of grant.


SECTION 6. RULES APPLICABLE TO ISSUED SHARES


     (a) Restrictions on Transfer of Issued Shares. Prior to the IPO, none of the shares of Stock acquired upon exercise of an SAR (the "Issued Shares") shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act, and with the terms and conditions of this Section 6), and such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act. In connection with any transfer of Issued Shares, the Committee may require the transferor of such Issued Shares (the "Holder") to provide at the Holder's own expense an opinion of counsel to the Holder, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 6 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares. Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:

          (i) Transfers to Permitted Transferees. The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, or other transfer, such Issued Shares shall continue to be subject to the terms of this Plan and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company.

          (ii) Transfers Upon Death. Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder's legal representative shall be subject to the provisions of this Plan, and the Holder's estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

          (iii) Company's Right of First Refusal. In the event that the Holder (or any Permitted Transferee holding Issued Shares subject to this Section 6(a)) desires to sell or otherwise transfer all or any part of the Issued Shares, the Holder (or Permitted Transferee) first shall give written notice to the Company of the Holder's (or Permitted Transferee's) intention to make such transfer. Such notice shall state the number of Issued Shares which the Holder (or


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Permitted Transferee) proposes to sell (the "Offered Shares"), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder (or Permitted Transferee) within the foregoing 30-day period. Unless the Company has been advised by its legal counsel that a proposed transfer may be permitted under the "no-action" guidance of the U.S. Securities and Exchange Commission with respect to Section 12(g) of the Exchange Act, the Company shall exercise its purchase rights with the respect to such proposed transfer. If the Company or its assigns elect to exercise its purchase rights under this Section 6(a)(iii), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder (or Permitted Transferee). In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder (or Permitted Transferee) may, within 60 days thereafter, sell the Offered
Shares to the proposed transferee and at the same price and on the same terms as specified in the SAR holder's (or Permitted Transferee's) notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of the Plan. Any Shares not sold to the proposed transferee shall remain subject to the Plan. Notwithstanding the foregoing, the restrictions under this Section 6(a)(iii) shall terminate in accordance with Section 6(e).

     (b)  Escrow Arrangement.

          (i) Escrow. In order to carry out the provisions of Section 6(a) of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Holder in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder and any Permitted Transferee, as the Holder's and each such Permitted Transferee's attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company's repurchase, first refusal and drag along rights, the Company shall, at the written request of the Holder, deliver to the Holder (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 6(b).

          (ii) Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that a Holder, any Permitted Transferees or any other Person is required to sell a Holder's Issued Shares pursuant to the provisions of Section 6(a) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company's independent public accounting firm, as agent or trustee, or in



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escrow, for such Holder, any Permitted Transferees or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Issued Shares to be sold pursuant to the provisions of Section 6(a), such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

     (c) Lockup Provision. A Holder agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company's initial public offering or 90 days in the case of any other public offering.

     (d) Termination. The terms and provisions of Section 6(a) and Section 6(b) shall terminate upon the Company's IPO or upon consummation of any Sale Event, but only if the Plan is not Assumed in such Sale Event.

     (e) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company's stock, the restrictions contained in this Section 6 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Issued Shares.

SECTION 7. TAX WITHHOLDING


     Each Grantee shall, no later than the date as of which the value of an SAR or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Grantee for tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any taxes of any kind required by applicable law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company's obligation to deliver stock certificates to any Grantee is subject to and conditioned on any such tax obligations being satisfied by the Grantee.

SECTION 8. TRANSFER, LEAVE OF ABSENCE, ETC.


     For purposes of the Plan, the following events shall not be deemed a termination of employment:



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     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 9. AMENDMENTS AND TERMINATION


     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding SAR (or provide substitute SARs at the same or a reduced exercise price in a manner not inconsistent with the terms of the Plan, provided that such price, if any, must satisfy the requirements that would apply to the substitute or amended SAR if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose), but no such action shall adversely affect rights under any outstanding SAR without the holder's consent unless such action is, in the Committee's judgment, necessary to comply with any one or more applicable laws. In addition, if at any time after two (2) years from the Effective Date of this Plan or immediately prior to, upon, or following, the consummation of a Sale Event, the Board of the Company (or any successor company) determines that it is in the best interests of the Company (or any such successor company) to settle all SARs upon exercise in cash or Stock of the Company (or any such successor company) at its sole discretion, then, subject to compliance with applicable laws and regulations, the Board of the Company (or any such successor company) may amend this Plan (and each outstanding SAR Agreement shall be deemed so amended) such that all SARs issued and outstanding, as well as any other SARs to be granted under the Plan, shall be settled only in Stock under the terms of the applicable SAR Agreement and this Plan. Such amendment shall not be deemed to have an adverse effect on any right of any holder of an outstanding SAR which is effected by such amendment and no consent of any effected Grantee shall be required to effect the amendment. Nothing in this Section 9 shall limit the Committee's authority to take any action permitted pursuant to Section 3(c).

SECTION 10.  STATUS OF PLAN


     With respect to the portion of any SAR that has not been exercised and any payments in cash, Stock or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any SARs. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to SARs hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.



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

SECTION 11.  GENERAL PROVISIONS


     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an SAR to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an SAR until all applicable securities law and other legal requirements have been satisfied. The Committee may require the placing of restrictive legends on certificates for Stock and Stock Appreciation Right award agreements as it deems appropriate.

     (b) Delivery of Stock Certificates. Stock certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Grantee, at the Grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the Grantee, at the Grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records).

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of SARs do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d) Designation of Beneficiary. Each Grantee may designate a beneficiary or beneficiaries to exercise any SAR or receive any payment under any SAR payable on or after the Grantee's death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee's estate.

SECTION 12.  EFFECTIVE DATE OF PLAN


     This Plan shall become effective upon approval by the Board and the stockholders in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, SARs may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 13.  GOVERNING LAW


     This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: July 8, 2005


DATE APPROVED BY STOCKHOLDERS: July 8, 2005

NEITHER THE SECURITY REPRESENTED BY THIS AGREEMENT NOR THE SECURITIES FOR WHICH SUCH STOCK APPRECIATION RIGHT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, NEITHER SUCH STOCK APPRECIATION RIGHT NOR THE SECURITIES FOR WHICH THE STOCK APPRECIATION RIGHT IS EXERCISABLE MAY BE OFFERED OR SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR ANY SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS. WITHOUT LIMITATION ON THE FOREGOING, UNLESS OTHERWISE APPROVED OR EXPRESSLY DETERMINED BY THE COMMITTEE OR BOARD WITH RESPECT TO ANY GRANTEE OR SAR GRANT AT THE TIME OF GRANT, NEITHER SUCH STOCK APPRECIATION RIGHT NOR THE SECURITIES FOR WHICH SUCH STOCK APPRECIATION RIGHT IS EXERCISABLE MAY BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (INCLUDING ITS TERRITORIES AND POSSESSIONS, ANY STATE OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT), EXCEPT IN TRANSACTIONS WHICH ARE IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING EITHER THE STOCK APPRECIATION RIGHT OR THE SECURITIES FOR WHICH THE STOCK APPRECIATION RIGHT IS EXERCISABLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.


                       STOCK APPRECIATION RIGHT AGREEMENT
                       ----------------------------------

                            UNDER VIRTUSA CORPORATION
                       2005 STOCK APPRECIATION RIGHTS PLAN

     Pursuant to the Virtusa Corporation 2005 Stock Appreciation Rights Plan (the "Plan") as amended through the date hereof, Virtusa Corporation (the "Company") hereby grants to the person (the "Grantee") named in the Notice of Grant of Stock Appreciation Right attached hereto (the "Notice") to which this Stock Appreciation Right Agreement (the "SAR Agreement") is attached, the number of Stock Appreciation Rights set forth in the Notice (the "SARs"). Each of the SARs granted herein and pursuant to the Notice relates to one share of Common Stock, par value $0.01 per share (the "Stock") of the Company. This SAR Agreement and the Notice shall give the Grantee the right to exercise on or prior to the Expiration Date specified in the Notice all or part of the number of SARs specified in the Notice and to receive shares of Stock or an equivalent cash payment in excess of the Exercise Price per Share specified in the Notice as payment therefor in accordance with paragraph 2 of this SAR Agreement, subject to the terms and conditions set forth herein, the Notice and in the Plan. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Plan or the Notice, as the case may be.

     1. Vesting Schedule. No SARs may be exercised until they have become vested. The SARs shall vest on the schedule set forth in the Notice and this SAR Agreement.

     2. Manner of Exercise.

          (a) Prior to IPO. Subject to Section 3(c) and Section 9 of the Plan and Section 12 hereof, prior to the Company's IPO, the Grantee may only exercise the vested SARs during the 90 day period immediately following the Grantee's termination of employment with the Company and its Subsidiaries, or, if earlier, during the period following such termination of employment and ending on the Expiration Date of the SARs. The Grantee shall give written notice to the Company of his or her election to exercise some or all of the SARs exercisable at the time of such notice by completion of the form attached hereto as Exhibit
A. This notice shall specify the number of SARs to be exercised.

          (b) On or after IPO. Subject to Section 3(c) and Section 9 of the Plan and Section 12 hereof, on or after the Company's IPO, the Grantee may only exercise the vested SARs during the term of the Grantee's employment with the Company or its Subsidiaries and for the 90 day period following the Grantee's termination of employment with the Company and its Subsidiaries, provided that the Grantee may not exercise the vested SARs after the Expiration Date of the SARs. The Grantee shall give written notice to the Company of his or her election to exercise some or all of the SARs exercisable at the time of such notice by completion of the form attached hereto as Exhibit A. This notice shall specify the number of SARs to be exercised. Notwithstanding the foregoing, with respect to any SAR issued to a Grantee which would be subject to 409A of the Code as the SAR vests on or after the Company's IPO, such SAR shall be deemed exercised for all vested SARs which would be subject to US taxes, as of, and on, each vesting period of the SAR, and the SAR shall be settled under the terms hereunder. Such "deemed exercise provision" shall be in effect for so long as the SAR is subject to Section 409A of the Code.

     3. Delivery of Cash or Certificates. The delivery of a cash payment or certificates will be contingent upon any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be delivered pursuant to the exercise of SARs under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

     4. Settlement of SARs

          (a) Prior to IPO. Upon exercise and satisfaction of the requirements specified herein and in the Plan, the Grantee shall receive a payment equal to the product of (i) the Fair Market Value of a share of Stock on the date of exercise less the Exercise Price per Share specified in this SAR Agreement, multiplied by (ii) the number of SARs exercised. Such payment shall be in the form of an equivalent amount of cash (in local currency of the recipient at the then current U.S. dollar exchange rate as determined by the Company). Without limiting the foregoing, the payment of any cash settlement of a SAR may be delayed without interest for up to 180 days if the Committee determines in good faith that such a delay is in the best interest of the Company given its then current cash flow position.

          (b) On or After IPO. Upon exercise and satisfaction of the requirements specified herein and in the Plan, the Grantee shall receive a payment equal to the product of (i) the Fair Market Value of a share of Stock on the date of exercise less the Exercise Price per Share specified in this SAR Agreement, multiplied by (ii) the number of SARs exercised. Such payment shall be in the form of shares of Stock. Any fractional shares shall be paid in cash (in local currency of the recipient).

     5. Issuance of Certificates. Certificates for shares of Stock shall be issued and delivered to the Grantee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Grantee. The Grantee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to the SARs unless and until such SARs shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to the Grantee, and the Grantee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

     6. Other Settlement Requirements

          (a) The minimum number of SARs that may be exercised at any one time shall be 100, unless the number of SARs being exercised is the total number of SARs subject to exercise under this SAR Agreement at the time.

          (b) Notwithstanding any other provision hereof or of the Plan, no SAR shall be exercisable after the Expiration Date thereof.

     7. Termination of Employment for Cause. Notwithstanding the provisions of
Section 2 hereof, if the Grantee's employment terminates for Cause, any SARs held by the Grantee shall terminate immediately and be of no further force and effect. The Company's determination of the reason for termination of the Grantee's employment shall be conclusive and binding on the Grantee and his or her representatives or legatees.

     8. Compliance of Regulation S. Pursuant to the Plan, the Company may require the Grantee to satisfy any qualification that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Accordingly, in order to satisfy compliance with provisions of Regulation S ("Regulation S") promulgated by the U.S. Securities and Exchange Commission, which sets forth conditions pursuant to which securities may be offered and sold to non-U.S. persons in transactions outside the United States without registration under the Securities Act, unless otherwise approved or expressly determined by the Committee or Board with respect to any Grantee or SAR grant, at the time of grant, the Company hereby adopts the following requirements with respect to the SARs:


          (a) The following legend is hereby made part of each SAR:

          NEITHER THE SECURITY REPRESENTED BY THIS STOCK APPRECIATION RIGHT AGREEMENT NOR THE SECURITIES FOR

          WHICH SUCH STOCK APPRECIATION RIGHT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, NEITHER SUCH STOCK APPRECIATION RIGHT NOR THE SECURITIES FOR WHICH THE STOCK APPRECIATION RIGHT IS EXERCISABLE MAY BE OFFERED OR SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR ANY SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS. WITHOUT LIMITATION ON THE FOREGOING, NEITHER SUCH STOCK APPRECIATION RIGHT NOR THE SECURITIES FOR WHICH SUCH STOCK APPRECIATION RIGHT IS EXERCISABLE MAY BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (INCLUDING ITS TERRITORIES AND POSSESSIONS, ANY STATE OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT), EXCEPT IN TRANSACTIONS WHICH ARE IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING EITHER THE STOCK APPRECIATION RIGHT OR THE SECURITIES FOR WHICH THE STOCK APPRECIATION RIGHT IS EXERCISABLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

          (b) Certificates evidencing any shares of Common Stock issued upon exercise of each SAR shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE

          COMPANY THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS. WITHOUT LIMITATION ON THE FOREGOING, NEITHER THIS SECURITY MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (INCLUDING ITS TERRITORIES AND POSSESSIONS, ANY STATE OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT), EXCEPT IN TRANSACTIONS WHICH ARE IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

          (c) By the Grantee's signature below, the Grantee does certify, and upon any exercise or permitted transfer of each SAR, the Grantee shall certify, as follows:

               A. Grantee has not been since the Grant Date and is not now a resident in the United States of America, including its territories and possessions, any State in the United States or the District of Columbia,


               B. Grantee did not acquire the SAR, and shall not acquire any Issued Shares upon exercise of the SAR for the account or benefit of any "U.S. Person" (as defined below),

               C. Grantee shall resell Issued Shares only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration,

               D. Grantee has not and shall not engage in hedging transactions with regard to the SAR or Issued Shares unless in compliance with the Securities Act, and

               E. The Company shall refuse to register any transfer of the SAR or Issued Shares not made in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; provided that such certification shall not be required in the sole discretion of the Company if the Grantee provides (or the Company otherwise receives) an opinion of counsel satisfactory to the Company in its sole discretion that the SAR and all Issued Shares for which it is exercisable have been registered under the Securities Act or are exempt from registration thereunder.

          (d) The Company shall implement administrative procedures designed to ensure that the SAR may not be exercised in, nor the Issued Shares delivered upon exercise within, the United States of America, including its territories and possessions, any State in the United States or the District of Columbia.

          (e) Definition of "U.S. Person."

               A. A U.S. Person means:

                    (A) Any natural person resident in the United States;

                    (B) Any partnership or corporation organized or incorporated under the laws of the United States;

                    (C) Any estate of which any executor or administrator is a
               U.S. person;

                    (D) Any trust of which any trustee is a U.S. person;

                    (E) Any agency or branch of a foreign entity located in the
               United States;

                    (F) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                    (G) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                    (H) Any partnership or corporation if:

                         (1) Organized or incorporated under the laws of any
                    foreign jurisdiction; and

                         (2) Formed by a U.S. person principally for the purpose
                    of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

               B. The following are not "U.S. Persons":

                    (A) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

                    (B) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

                    (C) An executor or administrator of the estate who is not a
               U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                    (D) The estate is governed by foreign law;

                    (E) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

                    (F) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

                    (G) Any agency or branch of a U.S. person located outside
               the United States if:

                         (1) The agency or branch operates for valid business
                    reasons; and

                         (2) The agency or branch is engaged in the business of
                    insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

                         (3) The International Monetary Fund, the International
                    Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans


     9. Incorporation of Plan. Notwithstanding anything herein to the contrary, these SARs shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan. Capitalized terms in this SAR Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     10. Transferability. This SAR Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. These SARs are exercisable, during the Grantee's lifetime, only by the Grantee, and thereafter, only by the Grantee's legal representative or legatee.

     11. Tax Withholding. The Grantee shall, not later than the date as of which the exercise of these SARs become a taxable event for tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any taxes required by applicable law to be withheld on account of such taxable event. The Grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

     12. Miscellaneous.


          (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Grantee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (b) This SAR Agreement does not confer upon the Grantee any rights with respect to continuance of employment by the Company or any Subsidiary.

          (c) Pursuant and subject to Section 9 of the Plan, the Committee may at any time amend or cancel any outstanding portion of these SARs, but no such action may be taken which adversely affects the Grantee's rights under this SAR Agreement without the Grantee's consent unless such action is, in the Committee's judgment, necessary to comply with one or more applicable laws. In addition, if the Board of the Company (or any successor company) amends the Plan pursuant to Section 9 of the Plan to cause all SARs issued and outstanding, as well as any other SARs to be granted under the Plan, to be settled only in Stock as stated in therein, such amendment shall also be deemed to amend this SAR Agreement but such amendment shall not be deemed to have an adverse effect on any right of any Grantee of an outstanding SAR which is effected by such amendment and no consent of any such Grantee shall be required.

                                    EXHIBIT A
                    STOCK APPRECIATION RIGHTS EXERCISE NOTICE


Virtusa Corporation
2000 West Park Drive
Westborough, MA 01581
Attn: Stock Administrator


                                    Date:
                                          --------------------------------------
                                    Stock Appreciation Right Grant No.:
                                                                        --------

     Pursuant to the terms of the Notice of Grant of Stock Appreciation Rights ("Notice") dated _________________, and the Stock Appreciation Rights Agreement ("SAR Agreement") granted pursuant to the Virtusa Corporation 2005 Stock Appreciation Rights Plan ("Plan") and entered into by Virtusa Corporation (the "Company") and _________________ on such date, I hereby exercise _____ Stock Appreciation Rights (each, a "SAR"), all of which have vested in accordance with the terms and conditions of the Notice, to be settled in accordance with the terms of the Plan and SAR Agreement. I hereby authorize payroll withholding or otherwise will make adequate provision for federal, state, foreign, local and any other applicable tax withholding obligations of the Company, if any, that arise in connection with the exercise and settlement of the SAR.

     I acknowledge that, if the Company settles all or any portion of the SAR in shares of common stock of the Company, I represent that I am acquiring the shares in accordance with and subject to the terms and conditions of the Plan, the Notice and the SAR Agreement, copies of which I have received and carefully read and understand, including the Company's right of first refusal and other restrictions on transfer as set forth in the Plan and SAR Agreement, to all of which I hereby expressly assent.

     I hereby represent that, if the Company settles all or any portion of the SAR in shares of common stock of the Company, I am purchasing the shares of common stock for my own account and not with a view to any sale or distribution thereof. I understand that Rule 144, promulgated under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act), which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to such shares and, in any event, is available only if certain conditions are satisfied. I acknowledge that any sale of such shares that might be made in reliance on Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon my request.

     In addition, without limitation of the foregoing, I hereby certify and agree as follows:

     A. I am not a resident in the United States of America, including its territories and possessions, any State in the United States or the District of Columbia,


     B. If the Company settles all or any portion of the SAR in shares of common stock of the Company, I shall not acquire the shares of common stock for the account or benefit of any "U.S. Person" (as defined in Exhibit A hereto),


     C. If the Company settles all or any portion of the SAR in shares of common stock of the Company, I shall resell Shares only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration,

     D. If the Company settles all or any portion of the SAR in shares of common stock of the Company, I shall not engage in hedging transactions with regard to the common stock unless in compliance with the U.S. Securities Act, and


     E. If the Company settles all or any portion of the SAR in shares of common stock of the Company, the Company shall refuse to register any transfer of the SAR or shares of common stock not made in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration.



Print Name:                                                     Signature:
           --------------------------------------------------             --------------------------------------

Address:
        --------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

Email:                                                          Phone:
         -------------------------------------------------            ------------------------------------------

                                    EXHIBIT A

                           DEFINITION OF "U.S. PERSON"

1.   "U.S. person" means:


     i.   Any natural person resident in the United States;


     ii. Any partnership or corporation organized or incorporated under the laws of the United States;

     iii. Any estate of which any executor or administrator is a U.S. person;


     iv.  Any trust of which any trustee is a U.S. person;


     v.   Any agency or branch of a foreign entity located in the United States;


     vi. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

     vii. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     viii. Any partnership or corporation if:

               A. Organized or incorporated under the laws of any foreign jurisdiction; and


               B. Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.   The following are not "U.S. persons":


     i. Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

     ii. Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

               A. An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               B.   The estate is governed by foreign law;


     iii. Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

     iv. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

     v. Any agency or branch of a U.S. person located outside the United States if:

               A.   The agency or branch operates for valid business reasons;
                    and


               B. The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

     vi. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.


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